Securities and Exchange Commission
                      Washington, D. C. 20549-1004


                             Post-Effective
                             Amendment No. 2


                                   to
                                Form S-6



          For Registration under the Securities Act of 1933 of
           Securities of Unit Investment Trusts Registered on
                               Form N-8B-2



   Van Kampen American Capital Emerging Markets Income Trust, Series 2
                          (Exact Name of Trust)


             Van Kampen American Capital Distributors, Inc.
                        (Exact Name of Depositor)

                           One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181
      (Complete address of Depositor's principal executive offices)


     Van Kampen American Capital
       Distributors, Inc.                         Chapman and Cutler
     Attention:  Don G. Powell                    Attention: Mark J. Kneedy
     One Parkview Plaza                           111 West Monroe Street
     Oakbrook Terrace, Illinois 60181             Chicago, Illinois 60603
            (Name and complete address of agents for service)


    ( X ) Check  if it is proposed that this filing will become effective on April 24, 1997 pursuant to paragraph (b) of Rule 485.
VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME TRUST

SERIES 2

34,672 Units

PROSPECTUS PART ONE

NOTE: Part One of this Prospectus may not be distributed unless accompanied by Part Two.Please retain both parts of this Prospectus for future reference.

THE TRUST

The Trust initially consists of a portfolio comprised of debt obligations issued by emerging market countries that have restructured sovereign debt pursuant to the framework of the Brady Plan (the "Brady Bonds," "
Securities" or "Bonds" ).

ATTENTION FOREIGN INVESTORS

If you are not a United States citizen or resident, your interest income from this Trust may not be subject to Federal withholding taxes if certain conditions are met. See "Tax Status" in Part Two.

SPECIAL BRADY BOND RISKS

High yield sovereign debt securities such as the Brady Bonds are subject to certain risks including among other factors, the inability of the issuer to pay the principal or interest on a bond when due, the lack of immediate availability of collateral securing principal payments if not paid by the issuer, high and volatile interest rates in the issuing countries, high rates of inflation in the issuing countries and political instability. See "Risk Factors" in Part Two. Units of the Trust are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any depository institution or any government agency and are subject to investment risk, including possible loss of the principal amount invested.

PUBLIC OFFERING PRICE

The Public Offering Price of the Units of the Trust during the secondary market will include the aggregate bid price of the Bonds, an applicable sales charge, cash, if any, in the Principal Account held or owned by the Trust, and accrued interest, if any. See "Summary of Essential Financial
Information" in this Part One.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

The Estimated Current Return and Estimated Long-Term Return to Unitholders were as set forth under "Summary of Essential Financial Information" as of the date thereof. The methods of calculating Estimated Current Return and Estimated Long-Term Return are set forth in the footnotes to the " Summary of Essential Financial Information" and under "Estimated
Current Return and Estimated Long Term Return" in Part Two.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Date of this Prospectus is April 16, 1997

Van Kampen American Capital

VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME TRUST, SERIES 2 Summary of Essential Financial Information
As of March 5, 1997

  Sponsor:  Van Kampen American Capital Distributors, Inc.
Evaluator:  Interactive Data Corporation
  Trustee:  The Bank of New York

                                                                                               EMIT
                                                                                  -----------------
General Information
Principal Amount (Par Value) of Securities....................................... $      36,000,000
Number of Units..................................................................            34,672
Fractional Undivided Interest in Trust per Unit..................................          1/34,672
Public Offering Price:
 Aggregate Bid Price of Securities in Portfolio.................................. $   25,447,500.00
 Aggregate Bid Price of Securities per Unit...................................... $          733.95
 Sales charge 5.708% (5.40% of Public Offering Price excluding principal cash)... $           40.37
 Principal Cash per Unit......................................................... $         (26.58)
 Public Offering Price per Unit <F1>............................................. $          747.74
Redemption Price per Unit........................................................ $          707.37
Excess of Public Offering Price per Unit over Redemption Price per Unit.......... $           40.37
Minimum Value of the Trust under which Trust Agreement may be terminated......... $    1,200,000.00

Minimum Principal Distribution...$1.00 per Unit
Date of Deposit..................August 15, 1995
Mandatory Termination Date.......December 31, 2044
Evaluator's Annual Fee <F4>......$2,739.00

Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Special Information Based On Various Distribution Plans                  Monthly      Semi- Annual
                                                                     ------------ -----------------
Calculation of Estimated Net Annual Unit Income:
 Estimated Annual Interest Income per Unit.......................... $      60.57 $           60.57
 Less: Estimated Annual Expense excluding Insurance................. $       1.38 $            1.21
 Less: Annual Premium on Portfolio Insurance........................ $         -- $              --
 Estimated Net Annual Interest Income per Unit...................... $      59.19 $           59.36
Calculation of Estimated Interest Earnings per Unit:
 Estimated Net Annual Interest Income............................... $      59.19 $           59.36
 Divided by 12 and 2, respectively.................................. $       4.75 $           28.60
 Estimated Daily Rate of Net Interest Accrual per Unit.............. $     .16441 $          .16488
 Estimated Current Return Based on Public Offering Price <F2><F3>...        7.63%             7.65%
 Estimated Long-Term Return <F2><F3>................................        8.69%             8.72%

Record and Computation Dates...TENTH day of the month as follows: monthly - each month; semi-annual - June and  December.
Distribution Dates.............TWENTY-FIFTH day of the month as follows: monthly - each month; semi-annual - June and December.
                               $.45 and $.35 per $1,000 principal amount of Bonds respectively, for those portions of the Trust
Trustee's Annual Fee...........under the monthly and semi-annual distribution plans.

----------

<F1>Plus accrued interest to the date of settlement (three business days after purchase) of $.49 and $.49 for those portions of the Trust under the monthly and semi-annual distribution plans.

<F2>The Estimated Current Return and Estimated Long-Term Return are increased for transactions entitled to a reduced sales charge.

<F3>The Estimated Current Return is calculated by dividing the Estimated Net
Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee, the Evaluator and the Sponsor and with fluctuations in the relevant currency exchange ratios and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with fluctuations in the relevant currency exchange ratios; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization on premiums and the accretion of discounts) and estimated retirements of all the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change and with fluctuations in the relevant currency exchange ratios, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only Net Annual Interest Income and Public Offering Price. Neither Rate reflects the true return to Unitholders which is lower because neither includes the effect of the delay in the first payment to Unitholders.

<F4>Notwithstanding information to the Contrary in Part Two of this Prospectus, the Trust Indenture provides that as compensation for its services, the Evaluator shall receive a fee of $10.00 for each evaluation. This fee may be adjusted for increases in consumer prices for services under the category "
All Services Less Rent of Shelter" in the Consumer Price Index.

PORTFOLIO

In selecting Securities for the Trust, the following factors, among others, were considered by the Sponsor: (a) whether the Securities were issued by countries that have participated in the Brady Plan debt restructuring process,
(b) the prices of the Securities relative to other obligations of comparable quality and maturity, (c) the diversification of Securities as to the countries involved, (d) the extent to which the Securities are collateralized as to interest payments, (e) whether the Securities are U.S. dollar-denominated securities and (f) the creditworthiness of the issuing countries.

 Moody's rated the Venezuela Bonds "Ba2" and the Brazil Bonds "
B1" , while Standard & Poor's rated the Argentina Bonds "BB-" and the Mexican Bonds and the Philippines Bonds "BB." The remaining Bond was not rated as of the Initial Date of Deposit. Moody's states that " fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class." Moody's states that fixed-income securities "which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small." Standard & Poor's states that fixed-income securities "rated "BB" have less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments." Securities so rated are commonly referred to as "junk bonds."

The Trust consists of the following six issues, each of which has been issued or guaranteed by the indicated country: (1) Republic of Argentina; (2) Republic of Brazil; (3) United Mexican States; (4) Republic of Nigeria; (5) Republic of the Philippines and (6) Republic of Venezuela.

PER UNIT INFORMATION

                                                                                                                1995<F1>       1996
                                                                                                            ------------ ----------
Net asset value per Unit at beginning of period............................................................ $   1,000.00 $   600.05
                                                                                                            ============ ==========
Net asset value per Unit at end of period.................................................................. $     600.05 $   726.35
                                                                                                            ============ ==========
Distributions to Unitholders of investment income including accrued interest to carry paid on Units
redeemed (average Units outstanding for entire period) <F1>................................................ $      78.14 $    65.78
                                                                                                            ============ ==========
Distributions to Unitholders from Bond redemption proceeds (average Units outstanding for entire period)... $         -- $       --
                                                                                                            ============ ==========
Unrealized appreciation (depreciation) of Bonds (per Unit outstanding at end of period).................... $      53.12 $    85.32
                                                                                                            ============ ==========
Units outstanding at end of period.........................................................................       48,000     37,718

----------
For the period from August 15, 1995 (date of deposit) through December 31,
1995.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of Van Kampen American Capital Distributors, Inc. and the Unitholders of Van Kampen American Capital Emerging Markets Income Trust, Series 2:

We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Van Kampen American Capital Emerging Markets Income Trust, Series 2 as of December 31, 1996, and the related statements of operations and changes in net assets for the period from August 15, 1995 (date of deposit) through December 31, 1995 and the year ended December 31, 1996. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Emerging Markets Income Trust, Series 2 as of December 31, 1996, and the results of operations and changes in net assets for the period from August 15, 1995 (date of deposit) through December 31, 1995 and the year ended December 31, 1996, in conformity with generally accepted accounting principles.

GRANT THORNTON LLP

Chicago, Illinois
March 14, 1997

VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME TRUST
SERIES 2
Statements of Condition
December 31, 1996

                                                                                                 EMIT
Trust property
 Cash................................................................................. $           --
 Obligations at market value, (cost $22,804,010) (note 1).............................     27,775,000
 Accrued interest.....................................................................        370,791
 Receivable for securities sold.......................................................             --
                                                                                       $   28,145,791
                                                                                       ==============
Liabilities and interest to Unitholders
 Cash overdraft....................................................................... $      749,276
 Redemptions payable..................................................................             --
 Interest to Unitholders..............................................................     27,396,515
                                                                                       $   28,145,791
                                                                                       ==============
Analyses of Net Assets
Interest of Unitholders (37,718 Units of fractional undivided interest outstanding)
 Cost to original investors of 52,500 Units (note 1).................................. $   31,836,500
 Less initial underwriting commission (note 3)........................................      1,476,629
                                                                                       --------------
                                                                                           30,359,871
 Less redemption of 14,782 Units......................................................      9,818,997
                                                                                       --------------
                                                                                           20,540,874
Undistributed net investment income...................................................
 Net investment income................................................................      3,465,194
 Less distributions to Unitholders....................................................      3,431,670
                                                                                       --------------
                                                                                               33,524
 Realized gain (loss) on sale or redemption of Obligations............................      1,851,127
 Unrealized appreciation (depreciation) of Obligations (note 2).......................      4,970,990
 Distributions to Unitholders of sale or redemption proceeds of Obligations...........             --
 Net asset value to Unitholders....................................................... $   27,396,515
                                                                                       ==============
 Net asset value per Unit (37,718 Units outstanding).................................. $       726.35
                                                                                       ==============

The accompanying notes are an integral part of these statements.

VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME TRUST, SERIES 2
Statements of Operations
Period from August 15, 1995 through December 31, 1995 and the year ended
December 31, 1996

                                                                             1995          1996
                                                                    ------------- -------------
Investment income
 Interest income................................................... $     457,153 $   3,075,113
Expenses
 Trustee fees and expenses.........................................         6,753        56,066
 Evaluator fees....................................................           823         2,739
 Supervisory fees..................................................           691            --
                                                                    ------------- -------------
 Total expenses....................................................         8,267        58,805
                                                                    ------------- -------------
 Net investment income.............................................       448,886     3,016,308
Realized gain (loss) from Bond sale or redemption
 Proceeds..........................................................            --     9,273,315
 Cost..............................................................            --     7,422,188
                                                                    ------------- -------------
 Realized gain (loss)..............................................            --     1,851,127
Net change in unrealized appreciation (depreciation) of Bonds......     1,752,913     3,218,077
                                                                    ------------- -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $   2,201,799 $   8,085,512
                                                                    ============= =============

Statements of Changes in Net Assets
Period from August 15, 1995 through December 31, 1995 and the year ended
December 31, 1996

                                                                                                               1995            1996
                                                                                                    --------------- ---------------
Increase (decrease) in net assets
Operations:
 Net investment income............................................................................. $       448,886 $     3,016,308
 Realized gain (loss) on Bond sale or redemption...................................................              --       1,851,127
 Net change in unrealized appreciation (depreciation) of Bonds.....................................       1,752,913       3,218,077
                                                                                                    --------------- ---------------
 Net increase (decrease) in net assets resulting from operations...................................       2,201,799       8,085,512
Distributions to Unitholders from:
 Net investment income.............................................................................       (429,764)     (3,001,906)
 Bonds sale or redemption proceeds.................................................................              --              --
Redemption of Units                                                                                              --     (9,818,997)
                                                                                                    --------------- ---------------
 Total increase (decrease).........................................................................       1,772,035     (4,735,391)
Net asset value to Unitholders
 Beginning of period...............................................................................       3,326,173      19,801,545
 Additional Securities purchased from proceeds of unit sales.......................................      14,703,337      12,330,361
                                                                                                    --------------- ---------------
 End of period (including undistributed net investment income of $19,122 and $33,524, respectively) $   19,801,545  $    27,396,515
                                                                                                    =============== ===============

The accompanying notes are an integral part of these statements.

VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME TRUST
PORTFOLIO as of December 31,
1996

                                                                                                                       December 31,
                                                                                                                               1996
Port-                                                                                                  Redemption            Market
folio      Aggregate                                                                        Rating        Feature             Value
Item       Principal     Name of Issuer, Title, Interest Rate and  Maturity Date          (Note 2)       (Note 2)          (Note 1)
--------- -------------- ------------------------------------------------------------- ------------ -------------- ----------------
A         $    6,500,000 Central Bank Philippines Par Bonds, Secured by 25 yr. U.S.
                         Treasury Zeros, Series B (Interest Rate=4.25% to 12/93;
                         5.25% to 12/94; Thereafter Semi- Annually 5.75% to 12/95;
                         6.25% to 12/97;6.5% to Maturity) 6.250% Due 12/01/17.........           BB 1997 @ 100     $      5,768,750
-----------------------------------------------------------------------------------------------------------------------------------
B              6,500,000 United Mexican States Par Bonds, Secured by 30 yr. U.S.
                         Treasury Zeros, Series A Annually 5.75% to 12/95; 6.25% to
                         12/97;6.5% to Maturity) 6.250% Due 12/31/19..................           BB 1997 @ 100            4,745,000
-----------------------------------------------------------------------------------------------------------------------------------
C              6,500,000 Republic of Venezuela Par Bonds, Secured by 30 yr. U.S.
                         Treasury Zeros, Series A Annually 5.75% to 12/95; 6.25% to
                         12/97;6.5% to Maturity) 6.750% Due 03/31/20..................         Ba2* 1997 @ 100            4,948,125
-----------------------------------------------------------------------------------------------------------------------------------
D              6,500,000 Central Bank of Nigeria Par Bonds, Secured by 30 yr. U.S.
                         Treasury Zeros, Series WW (Interest Rate=5.5% to 1/95; 6.25%
                         to Maturity) Annually 5.75% to 12/95; 6.25% to 12/97;6.5% to
                         Maturity) 6.250% Due 11/15/20................................          NR* 1997 @ 100            4,468,750
-----------------------------------------------------------------------------------------------------------------------------------
E              6,500,000 Republic of Argentina Par Bonds, Secured by 30 yr. U.S.
                         Treasury Zeros, Series L (Interest Rate=4.0% to 3/94; 4.25%
                         to 3/95; 5.0% to 3/96; 5.25% to 3/97; 5.5% to 3/98; 5.75% to
                         3/99; 6.0% to Maturity) 5.250% Due 03/31/23..................          BB-                       4,086,875
-----------------------------------------------------------------------------------------------------------------------------------
F              6,000,000 Republic of Brazil Par Bonds, Secured by 30 yr. U.S.
                         Treasury Zeros, Series Z-L (Interest Rate=4.0% to 4/95;
                         4.25% to 4/96; 5.0% to 4/97; 5.25% to 4/98; 5.5% to 4/99;
                         5.75% to 4/00; 6.0% to Maturity) 4.250% Due 04/15/24.........          B1* 1997 @ 100            3,757,500
          --------------
          $   38,500,000                                                                                           $     27,775,000
          ==============                                                                                           ================

The accompanying notes are an integral part of these statements.

VAN KAMPEN AMERICAN CAPITAL EMERGING MARKETS INCOME TRUST SERIES 2 Notes to Financial Statements
December 31, 1995 and 1996

--------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation - Securities are stated at the value determined by the Evaluator, Interactive Data Corporation. The Evaluator may determine the value of the Securities (1) on the basis of current bid prices of the Securities obtained from dealers or brokers who customarily deal in Securities comparable to those held by the Trust, (2) on the basis of bid prices for comparable Securities, (3) by determining the value of the Securities by appraisal or (4) by any combination of the above.

Security Cost - The original cost to the Trust was based on the determination by Interactive Data Corporation of the offering prices of the Securities on the date of deposit (August 15, 1995). Since the valuation is based upon the bid prices the Trust recognized a downward adjustment of $30,000 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized appreciation reported in the financial statements for the period ended December 31, 1995.

Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in the Trust or monies in the process of being collected, (2) the Securities in the Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

Federal Income Taxes - Each Unitholder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of McGraw-Hill. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of McGraw-Hill or Moody's Investors Service, Inc. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of McGraw-Hill or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds.

Maturity - There is shown under this heading the year in which each issue of Securities matures. Each Security is currently callable at par. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Securities and there will be distributed to Unitholders the principal amount received on such redemption. The Estimated Current Return and Estimated Long-Term Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see the description under "
Tax Status" .

Collateral - The following indicates for each Security in the Trust the amount of collateral (all of which are comprised of cash and certain high quality permitted investments) available to cover defaults in the payment of interest:
(a) Philippines Bonds-14 months interest guaranteed at 6.5% per annum with U.S. Treasury obligations; (b) Mexico Bonds-18 months interest guaranteed; (c) Venezuela Bonds-14 months interest guaranteed; (d) Nigeria Bonds-12 months interest guaranteed and (e) Argentina Bonds-12 months interest at 6% per annum guaranteed. The Brazil Bonds included in the portfolio as of the Initial Date of Deposit (the "Series Y Bonds" ) do not provide collateral to cover defaults in the payment of interest; however, no later than October 15, 1995, the Series Y Bonds are to be exchanged for another series of the Brazil Bonds (the "Series Z Bonds" ) which will provide collateral in the form of cash and certain high quality permitted investments covering defaults in payments of interest amounting to 12 months of interest payments. The terms of the Series Z Bonds are identical to the Series Y Bonds with the exception of the addition of the collateral protecting interest payments. The Brazil Brady Plan requires that upon such exchange no less than all of the Series Y Bonds must be exchanged for Series Z Bonds and does not require a vote of Bond holders (such as the Trust) to be taken to effect the exchange.

Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at December 31, 1996 is as follows:

Unrealized Appreciation     $   4,970,990
Unrealized Depreciation                --
                            -------------
                            $   4,970,990
                            =============

NOTE 3 - OTHER

Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Securities in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one to thirty or more years to average maturity.

Other Fees - The Evaluator, Interactive Data Corporation, receives an annual fee for regularly evaluating the Trust's portfolio. The fee may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS

During the period ended December 31, 1995 and the year ended December 31, 1996, 0 Units and 14,782 Units, respectively, were presented for redemption.


EMERGING MARKETS INCOME TRUST

PROSPECTUS Part Two

The Trust. Van Kampen Merritt Emerging Markets Income Trust, Series 1 and Van Kampen American Capital Emerging Markets Income Trust, Series 2 (the " Trusts" ) are separate unit investment trusts which offer investors the opportunity to purchase Units representing proportionate interests in a fixed portfolio comprised of debt obligations issued by emerging market countries that have restructured sovereign debt pursuant to the framework of the Brady Plan (the "Brady Bonds" ). Each Trust is comprised of that number of
Units specified under "Summary of Essential Financial Information" in
Part One of this Prospectus.

Attention Foreign Investors. If you are not a United States citizen or resident, your interest income from this Trust may not be subject to Federal withholding taxes if certain conditions are met. See "Tax Status" .

Investment Objectives of the Trust. The primary investment objective of the Trust is to provide a high level of current income consistent with preservation of capital through a diversified investment in a fixed portfolio consisting of Brady Bonds, all of which are U.S. dollar-denominated, fully collateralized as to principal by U.S. Treasury zero coupon bonds and partially collateralized as to income payments. A secondary investment objective is capital appreciation. See "Investment Objectives and Portfolio Selection" and "Trust Portfolio" . Investors should be aware that the Brady Bonds deposited in the Trust are either rated below investment grade or are unrated. Bonds with such ratings are commonly referred to as "junk bonds" and are considered speculative by the major rating agencies. See "Risk Factors" for information relating to special risks of the Brady Bonds. There is no assurance that the Trust will achieve its objectives. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers and/or obligors of the securities in the Trust.

Special Brady Bond Risks. High yield sovereign debt securities such as the Brady Bonds are subject to certain risks including among other factors, the inability of the issuer to pay the principal or interest on a bond when due, the lack of immediate availability of collateral securing principal payments if not paid by the issuer, high and volatile interest rates in the issuing countries, high rates of inflation in the issuing countries and political instability. See "Risk Factors" . Units of the Trust are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any depository institution or any government agency and are subject to investment risk, including possible loss of the principal amount invested.

Public Offering Price. The secondary market Public Offering Price of each Trust will include the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest. If the Bonds in the Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering" .

Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return and Estimated Long-Term Return to Unitholders were as set forth under "Summary of Essential Financial Information" appearing in Part One of this Prospectus. The methods of calculating Estimated Current Return and Estimated Long-Term Return are set forth in the footnotes to the "Summary of Essential Financial Information" appearing in Part One of this Prospectus and under "Estimated Current Return and Estimated Long Term
Return" .

Distribution. Distributions of interest received by the Trust, pro-rated on an annual basis, will be made monthly unless the Unitholder elects to receive them semi-annually. Distributions of funds from the Principal Account, if any, will be made on a semi-annual basis, except under certain special circumstances (see "Rights of Unitholders--Distributions of Interest and Principal" ). Unitholders should be aware that they may be required to include in ordinary income, for Federal income tax purposes, income with respect to the accrual of original issue discount on the Brady Bonds even though such income will not be distributed currently. The Trust will furnish to the Internal Revenue Service information relating to the original issue discount accruing during the calendar year. Unitholders should consult their own tax advisers regarding the Federal income tax consequences and accretion of original issue discount in their personal circumstances. See "Tax
Status."

Market for Units. Although not obligated to do so, the Sponsor, Van Kampen American Capital Distributors, Inc., intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the portfolio of the Trust. If such a market is not maintained and no other over-the-counter market is available, a Unitholder will be able to dispose of his Units only through redemption at prices based upon the bid prices of the underlying Securities (see "Rights of Unitholders--Redemption of Units" ).

NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE. Both parts of this Prospectus should be retained for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSIONOR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated as of the date of the Prospectus Part I accompanying this Prospectus Part II.

Van Kampen American Capital

Reinvestment Option. Unitholders of any Van Kampen American Capital-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase units of any other Van Kampen American Capital trust in the initial offering period accepting rollover investments subject to a reduced sales charge to the extent stated in the related prospectus (which may be deferred in certain cases). Unitholders have the opportunity to have their distributions reinvested into an open-end, management investment company as described herein. Foreign investors should note, however, that any interest distributions resulting from such a reinvestment program will be subject to U.S. Federal income taxes, including withholding taxes. See "Rights of Unitholders--Reinvestment Option" .

THE TRUST

Van Kampen Merritt Emerging Markets Income Trust, Series 1 and Van Kampen American Capital Emerging Markets Income Trust, Series 2 are separate unit investment trusts created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement" ), dated the
Initial Date of Deposit, between Van Kampen American Capital Distributors, Inc., as Sponsor and The Bank of New York, as Trustee.

The Trust may be an appropriate medium for investors who desire to participate in a portfolio primarily consisting of Brady Bonds with greater diversification than they might be able to acquire individually. Diversification of the Trust's assets will not eliminate the risk of loss always inherent in the ownership of securities. For a breakdown of the portfolio, see "Portfolio" appearing in Part One of this Prospectus.
In addition, securities of the type initially deposited in the portfolio of the Trust are often not available in small amounts and may be available only to institutional investors.

Unless otherwise terminated as provided in "Summary of Essential Financial Information" appearing in Part One, the Trust Agreement will terminate at the end of the calendar year prior to the fiftieth anniversary of its execution. All of the Securities in the Trust are long term debt instruments.

Each Unit represents a fractional undivided interest in the Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemable Unit will increase accordingly, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor or the Underwriters, or until the termination of the Trust Agreement. For a discussion of the tax consequences of the Trust's redeeming Units, see "
Tax Status" .

INVESTMENT OBJECTIVES AND PORTFOLIO SELECTION

The primary investment objective of the Trust is to provide a high level of current income consistent with preservation of capital through a diversified investment in a fixed portfolio consisting of Brady Bonds, all of which are U.S. dollar-denominated and fully collateralized as to principal by U.S. Treasury zero coupon bonds and partially collateralized as to income payments. A secondary investment objective is capital appreciation. For a brief description of the interest collateralization of each Brady Bond, see "
Notes to Portfolio" appearing in Part One of this Prospectus.

In selecting Securities for the Trust, the following factors, among others, were considered by the Sponsor: (a) whether the Securities were issued by countries that have participated in the Brady Plan debt restructuring process,
(b) the prices of the Securities relative to other obligations of comparable quality and maturity, (c) the diversification of Securities as to the countries involved, (d) the extent to which the Securities are collateralization as to interest payments, (e) whether the Securities are U.S. dollar-denominated securities and (f) the creditworthiness of the issuing countries.

TRUST PORTFOLIO

Portfolio. The portfolio of each Trust consists of those issues set forth under "Portfolio" in Part One of this Prospectus.

Brady Bonds. All of the Securities in the Trust are Brady Bonds. In view of this an investment in the Trust should be made with an understanding of the characteristics of and the risks associated with such an investment. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank" ) and the
International Monetary Fund (the "IMF" ). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

 Argentina, Brazil, Ecuador, Mexico, Costa Rica, the Philippines, Venezuela, Uruguay and Nigeria have issued Brady Bonds. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered to each country differ. The Brady Bonds in the portfolio have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, all of the Brady Bonds in the Trust are collateralized by cash and certain high quality permitted investments held in an account maintained at the Federal Reserve Bank of New York sufficient to cover at least 12 months of interest payments in the event of a missed interest payment.

RISK FACTORS

Special Brady Bond Risks. The Brady Bonds in the Trusts have been issued in minimum denominations of $250,000 and generally have maturities ranging from 24 to 30 years. All of the Brady Bonds are U.S. dollar-denominated with respect to interest and principal payments and all payments are to be made free and clear of any withholding taxes or other deductions by the issuing country. Some of the Bonds provide for increased coupon interest rates on specified future dates. See "Portfolio" appearing in Part One, for specific interest rate adjustment information. Certain of such Bonds have detachable, transferable warrants which provide future, potential benefits, depending on various market conditions relating to specific commodities such as oil exports. Because of the contingent nature of these benefits, the value, if any, attributable to such warrants is included in the Bonds to which they attach. All of the Brady Bonds are collateralized as to principal by zero coupon Treasury bonds, payable upon the stated maturity of the related Bonds. All Brady Bonds also have interest payments collateralized by cash and certain high quality permitted investments for at least 12 months and such collateralization continues for the life of the related Bonds. Investors, however, should be aware that in the event of a default, the collateral supporting the interest payments may not be immediately available to service the defaulted Bonds (see "Brady Bond Collateral Risks" below). In addition, in the event of a default on one issue of Brady Bonds there can be no assurance that the value of other Brady Bonds will not be adversely impacted.

 Sovereign Debt Securities. Investing in debt obligations of governmental issuers in emerging countries involves certain economic and political risks not typically associated with U.S. taxable debt investments. The issuers of the Brady Bonds in the Trust (which are sovereign debt securities) have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. These countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. The value of the Brady Bonds will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the emerging countries which have issued these Bonds. In many cases, governments of emerging countries continue to exercise a significant degree of control over the economy, and government actions concerning the economy may adversely affect issuers within that country. Government actions relative to the economy, as well as economic developments generally, may also affect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging country issuers to make payments on their debt obligations regardless of their financial condition. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries. The governmental entity that controls the servicing of obligations of those issuers may not be willing or able to repay the principal and/or interest when due in accordance with the terms of the obligations. A governmental entity's willingness or ability to repay principal and interest when due in a timely manner may be affected by, among other factors, its cash flow situation, the market value of the debt, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which the governmental entity may be subject. There can be no assurance that the Brady Bonds in the Trust's portfolio will not be subject to similar political and economic risks which may adversely affect the value of such investments.

Unrated and Low-Rated Instruments. The Securities in the Trust are either rated below investment grade or are unrated (see "Investment Objectives and Portfolio Selection" ). These lower-rated and unrated securities, which are below investment grade, involve greater risks than higher-rated securities. Under rating agency guidelines, lower-rated securities and unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Although the principal of the Brady Bonds are adequately collateralized at final maturity, the form of collateral may have adverse consequences to Unitholders prior to final maturity as indicated under "Brady Bonds Collateral Risks" below. Accordingly, these types of factors could, in certain instances, reduce the value and liquidity of securities held by the Trust with a commensurate effect on the value of the Trust's Units.

The Trust's net asset value will change with changes in the value of its portfolio securities. Because the Trust will invest in fixed income securities, the Trust's value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities can be expected to decline. Net asset value and market value may be volatile due to the Trust's investment in lower grade and unrated securities. Volatility may be greater during periods of general economic uncertainty. Periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower grade and unrated securities in the Trust's portfolio and thus in the value of the Trust.

 Brady Bonds Collateral Risks. The principal of the Brady Bonds in the Trust are collateralized by zero coupon Treasury obligations which mature at the same time the related Brady Bonds are scheduled to mature. In the event a Brady Bond should default, the Sponsor anticipates that the value of such defaulted Bond will reflect the value of the underlying zero coupon treasury obligations. Investors should not expect to receive any accelerated principal payments prior to the stated maturity of such defaulted Bonds. In view of this Unitholders should understand certain of the characteristics of zero coupon treasury obligations. These treasury obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the United States government. Treasury obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the treasury obligations) is that a fixed yield is earned not only on the original investment, but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same time eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the treasury obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments. In addition to the collateral supporting the principal amount of the Brady Bonds, interest payments are also collateralized for a period of at least 12 months. This collateral protection, which is comprised of cash and certain high quality permitted short term investments, continues for the life of the related Bond. Unitholders should realize, however, that once such collateral has been exhausted through the payment of defaulted interest, no further interest payments will be assured. Unitholders should also be aware that in the event an issuer defaults in the payment of interest, with the exception of the Philippines Bonds, investors holding at least 25% (50% in the case of Nigeria Bonds) of the aggregate outstanding principal amount of the defaulting Bond must act in concert to declare a default and thereby force a release of such collateral. While it is the intention of the Trustee of the Trust to seek the support of other investors in order to obtain the minimum number of holders needed to force the liquidation of such collateral, there is no assurance that Unitholders will be able to realize on such collateral. Only with respect to the Philippines Bonds can the Trustee, acting alone, declare a default and demand liquidation of the interest collateral. In the event a default occurs with respect to an interest payment, as long as the market continues to reflect interest accruals in the value of such Bonds, the Trust will continue to accrue interest on such Bonds. If the market ceases to recognize accruing interest, the Trust Units will cease to accrue interest on such Bonds and accruals will not commence until the Trust is notified that interest payments are again accruing on such Bonds or actual payments with respect to such Bonds have been received by the Trust. In this latter case the Trustee will not apply such payments to any period prior to such notice or receipt of payments, as the case may be, unless it has received written notice that such payments relate to some earlier period. Therefore, Unitholders should be aware that they may be able to realize the benefits of the collateral relating to defaulted interest payments only if they are Unitholders at the time of receipt by the Trust of the proceeds from the disposition of such collateral.

Liquidity. The Sponsor believes that all the Securities in the Trust are liquid. The Brady Bonds are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for debt of emerging markets issuers. Because of the large size of most Brady Bond issues, the Brady Bonds are also generally liquid instruments. Brady Bonds are, however, issued in minimum denominations of $250,000. Although the Sponsor intends to maintain a secondary market for the Trust Units which thereby would minimize redemption requests and while it is anticipated that Trust revenues will be sufficient to cover Trust expenses, it is possible that since the Trust from time to time may still be required to sell Securities to meet redemption requests or sell Securities to meet Trust expenses, it is possible that a Brady Bond would need to be sold to meet a fairly small redemption request. If Brady Bonds were to be sold to meet a redemption of a small number of Units or a series of such small redemptions, there could be a significant return of principal to the non-redeeming Unitholders. As a consequence, such non-redeeming Unitholders might be unable at the time of receipt of such principal to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds were earning to Unitholders in the Trust. Further, if such sales were required in such quantities so that the size of the Trust were to be reduced below the minimum amount for which the Trust could be terminated, the Trust might be terminated and a Unitholder's investment objectives might be adversely affected. See "Trust Administration" and "Rights of Unitholders--Redemption of
Units."

Because certain of the Securities in the Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Security.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

As of the date set forth in the "Summary of Essential Financial
Information" , the Estimated Current Returns and the Estimated Long-Term Returns under the monthly and semi-annual distribution plans were those indicated in the "Summary of Essential Financial Information" appearing in Part One. The Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with any scheduled changes in the interest rates on the Securities, with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums, the accretion of discounts and any scheduled changes in the interest rates) and estimated retirements of all the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

TRUST OPERATING EXPENSES

Initial Costs. All costs and expenses incurred in creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial fees for evaluations and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trust.

Compensation of Sponsor. The Sponsor will not receive any fees in connection with its activities relating to the Trust. However, Van Kampen American Capital Investment Advisory Corp. (the "Supervisor" ), which is an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Financial Information" , for providing portfolio supervisory services for the Trust. Such fee (which is based on the number of Units outstanding on January 1 of each year. may exceed the actual costs of providing such supervisory services for this Trust, but at no time will the total amount received for portfolio supervisory services rendered to the Trust and to any other unit investment trusts sponsored by the Sponsor for which the Supervisor provides portfolio supervisory services in any calendar year exceed the aggregate cost to the Supervisor of supplying such services in such year. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor and the Underwriters will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units and the deposit of the Securities as described under "Public Offering--Sponsor
Compensation" .

 Compensation of Evaluator. The Evaluator shall receive the evaluation fee set forth under "Summary of Essential Financial Information" appearing in Part One of this Prospectus for regularly evaluating the Trust's portfolio. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less
Rent of Shelter" in the Consumer Price Index published by the United
States Department of Labor or, if such category is no longer published, in a comparable category.

Trustee's Fee. For its services, the Trustee will receive an annual fee from the Trust based on the largest aggregate amount of Securities in the Trust at any time during such period. Such fee will be computed as set forth in the "Summary of Essential Financial Information" in Part One. The
Trustee's fees are payable monthly on or before the twenty-fifth day of each month from the Interest Account to the extent funds are available and then from the Principal Account. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price
Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unitholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and "Trust Administration" .

Miscellaneous Expenses. The following additional charges are or may be incurred by the Trust: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trust without negligence, bad faith or willful misconduct on its part, (f) expenditures incurred in contacting Unitholders upon termination of the Trust and (g) costs incurred to reimburse the Trustee for advancing funds to the Trust to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates).

The fees and expenses set forth herein are payable out of the Trust. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Securities to pay such amounts.

TAX STATUS

For purposes of the following discussion and opinion, it is assumed that the Securities are debt for Federal income tax purposes. In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

The Trust is not an association taxable as a corporation for United States Federal income tax purposes.

Each Unitholder will be considered the owner of a pro rata portion of each of the Trust assets for Federal income tax purposes under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986 (the "Code" ). Each Unitholder will be considered to have received his pro rata share of interest derived from each Trust asset when such interest is received by the Trust. Each Unitholder will be required to include in taxable income for Federal income tax purposes, income and original issue discount, if any, with respect to his interest in any Securities held by the Trust at the same time and in the same manner as though the Unitholder were the direct owner of such interest.

Each Unitholder will have a taxable event when a Security is disposed of (whether by sale, exchange, redemption, or payment at maturity) or when a Unitholder redeems or sells his Units. The cost of the Units to a Unitholder on the date such Units are purchased is allocated among the Securities held in the Trust (in accordance with the proportion of the fair market values of such Securities) in order to determine his tax basis for his pro rata portion in each Security. Unitholders must reduce the tax basis of their Units for their share of accrued interest received, if any, on Securities delivered after the date the Unitholders pay for their Units and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Securities, gain or loss is recognized to the Unitholder. The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with his basis for his fractional interest in the asset disposed of. The basis of each Unit and of any Security which was issued with original issue discount must be increased by the amount of accrued original issue discount and the basis of each Unit and of any Security which was purchased by the Trust at a premium must be reduced by the annual amortization of bond premium which the Unitholder has properly elected to amortize under
Section 171 of the Code. The tax cost reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost. Original issue discount, if any, is effectively treated as interest for Federal income tax purposes, and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. Because certain of the Securities provide for increased coupon interest rates in the future and certain of the Securities have warrants associated with them, the likelihood that they will be treated as having been issued with original issue discount, which could be substantial, is increased. To the extent that original issue discount exists, Unitholders will be deemed to have received taxable income although they may not receive cash payments until a later point in time. Unitholders should consult their tax advisers regarding the Federal income and other tax consequences and accretion of original issue discount.

Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by the Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him, subject to the following limitation. It should be noted that as a result of the Tax Reform Act of 1986 (the "Act" ), certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Regulations have been issued which require Unitholders to treat certain expenses of the Trust as miscellaneous itemized deductions subject to this limitation.

Acquisition Premium. If a Unitholder's tax basis of his pro rata portion in any Securities held by the Trust exceeds the amount payable by the issuer of the Security with respect to such pro rata interest upon the maturity of the Security, such excess would be considered "acquisition premium" (i.e., "bond premium" ) which may be amortized by the Unitholder at the Unitholder's election as provided in Section 171 of the Code. Unitholders should consult their tax advisers regarding whether such election should be made and the manner of amortizing acquisition premium.

Original Issue Discount. Each of the Securities of the Trust may have been acquired with "original issue discount." In the case of any Securities of the Trust acquired with "original issue discount" that exceeds a "de minimis" amount as specified in the Code such discount is includable in taxable income of the Unitholders on an accrual basis computed daily, without regard to when payments of interest on such Securities are received. The Code provides a complex set of rules regarding the accrual of original issue discount. These rules provide that original issue discount generally accrues on the basis of a constant compound interest rate over the term of the Securities. Unitholders should consult their tax advisers as to the amount of original issue discount which accrues.

Special original issue discount rules apply if the purchase price of the Security by the Trust exceeds its original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price" ). Unitholders should also consult their tax advisers regarding these special rules. Similarly, these special rules would apply to a Unitholder if the tax basis on his pro rata portion of a Security issued with original issue discount exceeds his pro rata portion of its adjusted issue price.

Market Discount. If a Unitholder's tax basis in his pro rata portion of Securities is less than the electable portion of such Security's stated redemption price at maturity (or, if issued with original issue discount, the electable portion of its "revised issue price" ), such difference will constitute market discount unless the amount of market discount is "de minimis" as specified in the Code. Market discount accrues daily computed on a straight line basis, unless the Unitholder elects to calculate accrued market discount under a constant yield method. Unitholders should consult their tax advisers as to the amount of market discount which accrues.

Accrued market discount is generally includable in taxable income to the Unitholders as ordinary income for Federal tax purposes upon the receipt of serial principal payments on the Securities, on the sale, maturity or disposition of such Securities by the Trust, and on the sale by a Unitholder of Units, unless a Unitholder elects to include the accrued market discount in taxable income as such discount accrues. If a Unitholder does not elect to annually include accrued market discount in taxable income as it accrues, deductions for any interest expense incurred by the Unitholder which is incurred to purchase or carry his Units will be reduced by such accrued market discount. In general, the portion of any interest expense which was not currently deductible would ultimately be deductible when the accrued market discount is included in income. Unitholders should consult their tax advisers regarding whether an election should be made to include market discount in income as it accrues and as to the amount of interest expense which may not be currently deductible.

Computation of the Unitholder's Tax Basis. The tax basis of a Unitholder with respect to his interest in a Security is increased by the amount of original issue discount (and market discount, if the Unitholder elects to include market discount, if any, on the Securities held by the Trust in income as it accrues) thereon properly included in the Unitholder's gross income as determined for Federal income tax purposes and reduced by the amount of any amortized acquisition premium which the Unitholder has properly elected to amortize under Section 171 of the Code. A Unitholder's tax basis in his Units will equal his tax basis in his pro rata portion of all of the assets of the Trust.

Recognition of Taxable Gain or Loss Upon Disposition of Securities by the Trust or Disposition of Units. A Unitholder will recognize taxable gain (or loss) when all or part of his pro rata interest in a Security is disposed of in a taxable transaction for an amount greater (or less) than his tax basis therefor. Any gain recognized on a sale or exchange and not constituting a realization of accrued "market discount," and any loss will, under current law, generally be capital gain or loss except in the case of a dealer or financial institution. As previously discussed, gain realized on the disposition of the interest of a Unitholder in any Security deemed to have been acquired with market discount will be treated as ordinary income to the extent the gain does not exceed the amount of accrued market discount not previously taken into income. Any capital gain or loss arising from the disposition of a Security by the Trust or the disposition of Units by a Unitholder will be short-term capital gain or loss unless the Unitholder has held his Units for more than one year in which case such capital gain or loss will be long-term. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28 percent. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

"The Revenue Reconciliation Act of 1993" (the "Tax Act" ) raised tax rates on ordinary income while capital gains remain subject to a 28 percent maximum stated rate. Because some or all capital gains would be taxed at a comparatively lower rate under the Tax Act, the Tax Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all Trust assets including his pro rata portion of all of the Securities represented by the Unit. This may result in a portion of the gain, if any, on such sale being taxable as ordinary income under the market discount rules (assuming no election was made by the Unitholder to include market discount in income as it accrues) as previously discussed. The tax cost reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost.

Foreign Investors. A Unitholder who is a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust) will not be subject to United States Federal income taxes, including withholding taxes, on interest income (including any original issue discount) on, or any gain from the sale or other disposition of, his pro rata interest in any Security or the sale of his Units provided that all of the following conditions are met: (i) the interest income or gain is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) (a) the interest income is not from sources within the United States or (b) the interest is United States source income (which is the case for most securities issued by United States issuers), the Security is issued after July 18, 1984 (which is the case for each Security held by the Trust), the foreign investor does not own, directly or indirectly, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Security and the foreign investor is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Security, (iii) with respect to any gain, the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year and (iv) the foreign investor provides all certification which may be required of his status. Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units.

It should be noted that the Tax Act includes a provision which eliminates the exemption from United States taxation, including withholding taxes, for certain "contingent interest." The provision applies to interest received after December 31, 1993. No opinion is expressed herein regarding the potential applicability of this provision and whether United States taxation or withholding taxes could be imposed with respect to income derived from the Units as a result thereof. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

General. Each Unitholder (other than a foreign investor who has properly provided the certifications described in the preceding paragraph) will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder will be subject to back-up withholding.

As discussed elsewhere herein, it was believed at the time the Securities were issued that payments of interest and principal to the Trust would not be subject to foreign withholding taxes. However, it is impossible to predict whether changes in foreign laws or regulations could cause payments on the Securities which are made to the Trust to be subject to taxes, including withholding taxes.

In the opinion of special counsel to the Trust for New York tax matters, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.

The foregoing discussion relates only to United States Federal and New York State and City income taxes; Unitholders may be subject to state and local taxation in other jurisdictions (including a foreign investor's country of residence). Unitholders should consult their tax advisers regarding potential state, local, or foreign taxation with respect to the Units.

PUBLIC OFFERING

General. The secondary market public offering price is based on the bid prices of the Obligations in the Trust, an applicable sales charge as determined in accordance with the table set forth below, which is based upon the estimated long-term return life of the Trust, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. For purposes of computation, Securities will be deemed to mature on their expressed maturity dates unless: (a) the Securities have been called for redemption or are subject to redemption on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Securities are subject to a "mandatory tender" , in which case such mandatory tender will be deemed to be the date upon which they mature.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to the Trust based upon the estimated long-term return life of the Trust's portfolio, in accordance with the following schedule:

Years To Maturity  Sales Charge  Years To Maturity  Sales Charge
-----------------  ------------  -----------------  ------------
                1        1.010%                 12        4.712%
                2        1.523                  13        4.822
                3        2.041                  14        4.932
                4        2.302                  15        5.042
                5        2.564                  16        5.152
                6        2.828                  17        5.263
                7        3.093                  18        5.374
                8        3.627                  19        5.485
                9        4.167                  20        5.597
               10        4.384            21 to 30        5.708
               11        4.603

The sales charges in the above table are expressed as a percentage of the net amount invested. Expressed as a percent of the Public Offering Price, the sales charge on the Trust consisting entirely of a portfolio of Securities with 15 years to maturity would be 4.80%.

Employees of Van Kampen American Capital Distributors, Inc. and its affiliates may purchase Units of the Trust at the current Public Offering Price less the dealer's concession. Registered representatives of selling brokers, dealers, or agents may purchase Units of the Trust at the current Public Offering Price less the dealer's concession.

Units may be purchased in the or secondary market at the Public Offering Price (for purchases which do not qualify for a sales charge reduction for quantity purchases) less the concession the Sponsor typically allows to brokers and dealers for purchases (see "Public Offering--Unit Distribution" ) by
(1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bonafide employee of any firm offering Units for sale to investors or their spouses or children and
(4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

Accrued Interest (Accrued Interest to Carry). In the case of Series 1, accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in the Trust is actually paid either monthly or semi-annually to the Trust. However, interest on the Securities in the Trust is accounted for daily on an accrual basis. Because of this, the Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement. For a description of the special treatment of accrued interest in the case of a defaulted Brady Bond, see "Risk Factors--Special Brady Bond Risks."

The Trustee advanced the amount of accrued interest as of the First Settlement Date and the same was distributed to the Sponsor. Such advance was repaid to the Trustee through the first receipts of interest received on the Securities. Consequently, the amount of accrued interest added to the Public Offering Price of Units included only accrued interest arising after the First Settlement Date of the Trust, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the First Settlement Date is the date of settlement for anyone who ordered Units on the Initial Date of Deposit, no accrued interest was added to the Public Offering Price of Units ordered on the Initial Date of Deposit.

The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Securities in the Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Trust Operating Expenses--Trustee's Fee" ).

Accrued interest to carry is computed as of the Initial Record Date of the Trust and is set forth in "Summary of Essential Financial Information" appearing in Part One of this Prospectus. If a Unitholder sells or redeems all or a portion of his Units or if the Securities in the Trust are sold or otherwise removed or if the Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

Accrued Interest. The following describes the treatment of accrued interest for Series 2. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although the Trust accrues such interest daily. Because of this, the Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of the Trust the amount, if any, of accrued interest paid on their Unit.

In an effort to reduce the amount of accrued interest which would otherwise have to be paid by Unitholders, the Trustee advanced the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date of the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date. See "Rights of Unitholders--Distributions of Interest and Principal."

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholders sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" appearing in Part One in accordance with fluctuations in the prices of the underlying Securities in the Trust.

The Public Offering Price per Unit is equal to the aggregate bid price of the Securities in the Trust plus an amount equal to the applicable secondary market sales charge expressed as a percentage of the aggregate bid price of such value and dividing the sum so attained by the number of Units then outstanding. This computation produces a gross underwriting profit equal to such sales charge expressed as a percentage of the Public Offering Price. Such appraisal and adjustment will be made by the Evaluator as of 4:00 P.M. Eastern time on days on which the New York Stock Exchange is open for each day on which any Unit of the Trust is tendered for redemption, and it shall determine the aggregate value of the Trust as of 4:00 P.M. Eastern time on such other days as may be necessary.

The aggregate price of the Securities in the Trust has been and will be determined on the basis of bid prices or offering prices as follows: (a) on the basis of current market prices for the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust;
(b) if such prices are not available for any particular Securities, on the basis of current market prices for comparable bonds; (c) by causing the value of the Securities to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. However, delivery of certificates representing Units so ordered will be made three business days following such order or shortly thereafter. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

Unit Distribution. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the Public Offering Price, plus accrued interest, computed as described herein, by the sponsor and through dealers.

Broker-dealers or others will be allowed a concession or agency commission which will amount to 70% of the sales charge applicable to the transaction. See "Public Offering--General" . Certain commercial banks are making
Units of the Trust available to their customers on an agency basis. A portion of the sales charge (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

The minimum purchase in the secondary market will be one Unit.

The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

Sponsor Compensation. The Sponsor will receive the gross sales commission equal to the sales charge described under "Summary of Essential Financial Information" in Part One, less any reduced sales charge (as described under "Public Offering--General" above). In addition, the Sponsor realized a profit or sustained a loss, as the case may be, as a result of the difference between the price paid for the Securities by the Sponsor and the cost of such Securities to the Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of any underwriting syndicates from which any of the Securities in the portfolio of the Trust were acquired.

Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

As stated under "Public Market" below, the Sponsor intends to, and certain of the other Underwriters may, maintain a secondary market for the Units of the Trust. In so maintaining a market, the Sponsor or any such Underwriters will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Securities in the Trust and includes a sales charge). In addition, the Sponsor or any such Underwriters will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

Public Market. Although not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid price of the Securities in the portfolio plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Securities in the portfolio. The aggregate bid prices of the underlying Securities in the Trust are expected to be less than the related aggregate offering prices. See "Rights of Unitholders--Redemption of Units" . A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

RIGHTS OF UNITHOLDERS

Certificates. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trust is evidenced by certificates unless a Unitholder or the Unitholder's registered broker-dealer makes a written request to the Trustee that ownership be in book entry form. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced as a certificate, by presentation and surrender of such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign such written request, and such certificate or transfer instrument, exactly as his name appears on the records of the Trustee and on the face of the certificate representing the Units to be transferred with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("
STAMP" ) or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any whole multiple thereof.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

Distributions of Interest and Principal. Interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest (other than original issue discount), is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. Interest received by the Trust will be distributed on or shortly after the twenty-fifth day of each month on a pro rata basis to Unitholders of record as of the preceding record date (which will be the tenth day of the month) who are entitled to distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed as of the semi-annual record date, and distributions to the Unitholders as of such record date will be made on or shortly after the twenty-fifth day of such month. Proceeds received from the disposition of any of the Securities after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, to the extent permissible under the Investment Company Act of 1940, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date.

The distribution to the Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholders' pro rata share of the estimated net annual unit income in the Interest Account after deducting estimated expenses attributable as is consistent with the distribution plan chosen. In connection with the calculation of estimated net annual interest income, Unitholders should be aware that in the event a Brady Bond should default in the payment of interest, estimated net annual interest might only include interest accruing from the time the issuer of the defaulting Brady Bond either gives notice to the Trustee of the Trust that it intends to recommence accruing interest on such defaulted Bonds or actually commences payments from funds derived from the realization of the related collateral unless such entity shall have designated in writing that such payments relate to accrued interest for some earlier period. See "Risk Factors--Special Brady Bond Risks" . Because interest payments are not received by the Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuation in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing record date. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

On or before the twenty-fifth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Operating Expenses" ).
The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover purchases of Replacement Securities and redemption of Units by the Trustee.

Distribution Options. Unitholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. The plan of distribution will remain in effect until changed. Unitholders may change the plan of distribution in which they are participating. For the convenience of Unitholders, the Trustee will furnish a card for this purpose; cards may also be obtained upon request from the Trustee. Unitholders desiring to change their plan of distribution may so indicate on the card and return it, together with their certificate and such other documentation that the Trustee may then require, to the Trustee. Certificates should only be sent by registered or certified mail to minimize the possibility of their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective for all subsequent distributions. Record dates for monthly distributions will be the tenth day of each month and record dates for semi-annual distributions will be the tenth day of June and December. Distributions will be made on the twenty-fifth day of the month subsequent to the respective record dates.

Reinvestment Option. Unitholders of all unit investment trusts sponsored by Van Kampen American Capital Distributors, Inc., may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any Van Kampen American Capital mutual funds (except for B shares) which are registered in the Unitholder's state or residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds" .

Each Reinvestment Fund has investment objectives which differ in certain respects from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value as described above.

Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund. A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions of his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

Reports Provided. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. For as long as the Trustee deems it to be in the best interests of the Unitholders, the accounts of the Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of the Securities), any accretion of original issue discount, deductions for applicable taxes and for fees and expenses of the Trust for purchases of Replacement Securities and for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom, the amount paid for purchases of Replacement Securities and for redemptions of Units, if any, deductions for payment of applicable taxes, fees and expenses of the Trust and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

Each distribution statement will reflect pertinent information in respect of the other plan of distribution so that Unitholders may be informed regarding the results of such other plan of distribution.

Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as described above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day.

 Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, such Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Securities in order to make funds available for redemption. Units so redeemed shall be cancelled.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Securities in the Trust. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in the Trust determined on the basis of (i) the cash on hand in the Trust or monies in the process of being collected, (ii) the value of the Securities in the Trust based on the bid prices of the Securities, except for those cases in which the value of insurance has been included, and (iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of the Trust and (b) the accrued expenses of the Trust. The Evaluator may determine the value of the Securities in the Trust by employing any of the methods set forth in "Public Offering--Offering Price" .

The price at which Units may be redeemed could be less than the price paid by the Unitholder.

As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size and diversity of the Trust will be reduced and the quality of the Trust may diminish. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. In the event Brady Bonds must be sold to meet a redemption of a small number of Units or a series of such small redemptions, there could be a significant return of principal to the non-redeeming Unitholders. As a consequence, such non-redeeming Unitholders might be unable at the time of receipt of such principal to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds were earning to Unitholders in the Trust. Further, if such sales were required in such quantities so that the size of the Trust were to be reduced below the minimum amount for which the Trust could be terminated, the Trust might be terminated and a Unitholder's investment objectives might be adversely affected. See "Trust Administration--Portfolio
Administration" and "Risk Factors" .

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in the Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

TRUST ADMINISTRATION

Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

Portfolio Administration. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Securities designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such Securities, will consider a variety of factors, including (a) minimum denominations of the Securities and amount of funds needed, (b) interest rates, (c) market value and (d) marketability. To the extent Securities are sold in order to meet redemption requests, the overall quality of the Securities remaining in the Trust's portfolio may tend to diminish. See "Trust Portfolio--Risk Factors" . The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Securities in the event of an advanced refunding.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange or substitution for any Security pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Security or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Security in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder, identifying the Securities eliminated and the Securities substituted therefor. Except as stated herein and under "Trust Portfolio--Replacement Securities" regarding the substitution of Replacement Securities for Failed Securities, the acquisition by the Trust of any obligations other than the Securities initially deposited is not permitted.

If any default in the payment of principal or interest on any Security occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Security within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Security and not be liable for any depreciation or loss thereby incurred.

Amendment or Termination. The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (a) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (b) to make such other provisions as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided, however, that the Trust Agreement may not be amended to increase the number of Units (other than as provided in the Trust Agreement). The Trust Agreement may also be amended in any respect by the Trustee and Sponsor, or any of the provisions thereof may be waived, with the consent of the holders of 51% of the Units then outstanding, provided that no such amendment or waiver will reduce the interest in the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

The Trust may be terminated at any time by consent of Unitholders representing 51% of the Units of the Trust then outstanding or by the Trustee when the value of the Trust, as shown by any semi-annual evaluation, is less than that indicated under "Summary of Essential Financial Information" appearing in Part One of the Prospectus. The Trust Agreement provides that the Trust shall terminate upon the redemption, sale or other disposition of the last Security held in the Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the initial Date of Deposit as indicated in "Summary of Essential Financial Information" appearing in Part One of this Prospectus. In the event of termination of the Trust, written notice thereof will be sent by the Trustee to each Unitholder thereof at his address appearing on the registration books of the Trust maintained by the Trustee, such notice specifying the time or times at which the Unitholders may surrender his certificate or certificates, if any, for cancellation. Within a reasonable time thereafter the Trustee shall liquidate any Securities then held in the Trust and shall deduct from the funds of the Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Securities represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Limitation on Liabilities. The Sponsor, the Evaluator and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Sponsor. Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of VK/AC Holding, Inc. Prior to October 31, 1996, VK/AC Holding, Inc. was controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity IV Limited Partnership. On October 31, 1996, VK/AC Holding, Inc. became a wholly owned indirect subsidiary of Morgan Stanley Group Inc. pursuant to the closing of an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holdings II, Inc. and MSAM Acquisition Inc., whereby MSAM Acquisition Inc. was merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. was the surviving corporation (the "Acquisition" ).

As a result of the Acquisition, VK/AC Holding, Inc. became a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser (MSAM" ), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. As of September 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Distributors, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713) 993-0500. It maintains a branch office in Philadelphia and has regional representatives in Atlanta, Dallas, Los Angeles, New York, San Francisco, Seattle and Tampa. As of November 30, 1996, the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $129,451,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

As of December 31, 1996, the Sponsor and its Van Kampen American Capital affiliates managed or supervised approximately $59 billion of investment products, of which over $11.88 billion is invested in municipal securities. The Sponsor and its Van Kampen American Capital affiliates managed $48 billion of assets, consisting of $29.9 billion for 59 open end mutual funds (of which 46 are distributed by Van Kampen American Capital Distributors, Inc.), $13.1 billion for 38 closed-end funds and $4.99 billion for 106 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen American Capital's open-end funds, closed-end funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R)or the IM-IT(R)trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission,
(ii) terminate the Trust Agreement and liquidate the Fund as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, New York, New York 10286, (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trust portfolio.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the number of Units of the Trust held by every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Rights of Unitholders-Reports Provided" ). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Trust.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

OTHER MATTERS

Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Kroll & Tract LLP, 99 Park Avenue, New York, New York 10016 has acted as counsel for the Trustee.

Independent Certified Public Accountants. The statement of condition and the related portfolio as of the date of this Prospectus included in this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Part One of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Sponsor or the Underwriters. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

Table of Contents                                          Page
The Trust..................................................2
Investment Objectives and Portfolio Selection..............2
Trust Portfolio............................................2
Portfolio..................................................2
Brady Bonds................................................2
Risk Factors...............................................3
Special Brady Bond Risks...................................3
Sovereign Debt Securities..................................3
Unrated and Low-Rated Instruments..........................3
Brady Bonds Collateral Risks...............................3
Liquidity..................................................4
Estimated Current Returns and Estimated Long-Term Return...4
Trust Operating Expenses...................................4
Initial Costs..............................................4
Compensation of Sponsor....................................4
Trustee's Fee..............................................4
Miscellaneous Expenses.....................................5
Tax Status.................................................5
Public Offering............................................7
General....................................................7
Accrued Interest (Accrued Interest to Carry)...............7
Accrued Interest...........................................7
Offering Price.............................................7
Unit Distribution..........................................8
Public Market..............................................8
Rights of Unitholders......................................8
Certificates...............................................8
Distributions of Interest and Principal....................8
Distribution Options.......................................9
Reinvestment Option........................................9
Reports Provided...........................................9
Redemption of Units........................................10
Trust Administration.......................................10
Sponsor Purchases of Units.................................10
Portfolio Administration...................................10
Amendment or Termination...................................11
Limitation on Liabilities..................................11
Sponsor....................................................11
Trustee....................................................12
Other Matters..............................................12
Legal Opinions.............................................12
Independent Certified Public Accountants...................12

This Prospectus contains information concerning the Trust and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

EMERGING MARKETS INCOME TRUST

PROSPECTUS PART TWO

Note: This Prospectus May Be Used Only
When Accompanied by Part One. Both
Parts of this Prospectus should be
retained for future reference.
Dated as of the date of the Prospectus
Part I accompanying this Prospectus Part II.

Sponsor:  VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
          One Parkview Plaza
          Oakbrook Terrace, Illinois 60181

          2800 Post Oak Boulevard
          Houston, Texas 77056

A Wealth of Knowledge A Knowledge of Wealth

VAN KAMPEN AMERICAN CAPITAL





                  Contents of Post-Effective Amendment
                        to Registration Statement

     This   Post-Effective   Amendment  to  the  Registration   Statement
comprises the following papers and documents:


                            The facing sheet


                             The prospectus


                             The signatures


                 The Consent of Independent Accountants
                               Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen American Capital Emerging Markets Income Trust, Series 2, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 24th day of April, 1997.

                         Van Kampen American Capital Emerging Markets
                            Income Trust, Series 2
                            (Registrant)

                         By Van Kampen American Capital Distributors,
                            Inc.
                            (Depositor)


                         By: Sandra A. Waterworth
                             Vice President

(Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on April 24, 1997 by the following persons who constitute a majority of the Board of Directors of Van Kampen American Capital Distributors, Inc.:

 Signature                  Title

Don G. Powell         Chairman and Chief             )
                        Executive Officer            )

William R. Molinari   President and Chief Operating  )
                        Officer                      )

Ronald A. Nyberg      Executive Vice President and   )
                        General Counsel              )

William R. Rybak      Senior Vice President and      )
                        Chief Financial Officer      )


                                                      Sandra A. Waterworth
                                                      (Attorney in Fact)*
____________________

* An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 203 (File No. 33-65744) and with the Registration Statement on Form S-6 of Insured Municipals Income Trust, 170th Insured Multi-Series (File No. 33-55891) and the same are hereby incorporated herein by this reference.